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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)          August 6, 2003
                                                           ------------------

                                MERCK & CO., Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

             1-3305                                 22-1109110
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      (Commission File Number)            (I.R.S. Employer Identification No.)

   One Merck Drive, PO Box 100, Whitehouse Station, NJ          08889-0100
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       (Address of Principal Executive Offices)                   (Zip Code)

   Registrant's Telephone Number, Including Area Code      (908) 423-1000
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Item 7.  Financial Statements and Exhibits
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(c)  Exhibits
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
Exhibit 99.1               Notice to Executive Officers of Merck & Co., Inc.                Filed with
                           concerning a blackout period under certain                       this document
                           Company benefit plans


Exhibit 99.2               Notice to Directors of Merck & Co., Inc.                         Filed with
                           concerning a blackout period under certain                       this document
                           Company benefit plans


Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
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         On August 4, 2003, in connection with the spin-off (the "Spin-off") of
         Medco Health Solutions, Inc. ("Medco Health Solutions"), the Board of Directors of Merck & Co., Inc. (the "Company") declared a dividend of shares of Medco Health Solutions to the shareholders of the Company. The distribution date for the dividend, and the date of the Spin-off, will be August 19, 2003. On August 6, 2003, the Company sent notices to its executive officers and directors notifying them that in connection with the Spin-off there would be a "blackout" period under the Company's stock option plans, savings plans and deferral program. The notices to the executive officers and directors are filed as Exhibits to this Form 8-K. The Company received the notice pursuant to section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on August 5, 2003.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERCK & CO., Inc.

Date:  August 6, 2003                    By: /s/ Nancy V. Van Allen
                                             -----------------------------------
                                                NANCY V. VAN ALLEN
                                                Senior Assistant Secretary
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                                  EXHIBIT INDEX

Exhibit
Number                     Description
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
99.1                       Notice to Executive Officers of Merck & Co., Inc. concerning a blackout period under certain Company benefit plans

99.2                       Notice to Directors of Merck & Co., Inc. concerning a blackout period under certain Company benefit plans